Exhibit 10.1


                                 LEASE AGREEMENT
                                 ---------------

     THIS LEASE AGREEMENT ("Lease"), made and entered into as of the 29th day of January, 1999 ("Date of this Lease"), by and between M. REA BROOKINGS and DAVID
F. HERRING, individual residents of the State of Georgia (collectively "Lessor"), and CHANCELLOR ASSET MANAGEMENT, INC., a Delaware corporation ("Lessee");

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Lessor owns certain improved real property containing approximately six (6) acres of land and improvements located at 4382 South Moreland Avenue (Highway 42), Conley, Clayton County, Georgia which is more particularly described on Exhibit A attached hereto and made a part hereof by this reference ("Premises"), on which the business operations of M.R.B., Inc., a Georgia corporation, are presently conducted;

     WHEREAS, Lessor desires to lease to Lessee, and Lessee desires to lease from Lessor, the Premises on the terms and conditions set forth in this Lease;

     NOW, THEREFORE, for and in consideration of the rentals to be paid hereunder, the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

                                    ARTICLE I

                                    PREMISES
                                    --------

SECTION  1.1.  PREMISES.  Lessor  hereby  rents and leases to Lessee, and Lessee
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hereby  rents  and  leases from Lessor, the Premises on and subject to the terms and conditions contained in this Lease. No easement for light, air or view is included in this Lease of the Premises, and no diminution or shutting off of light or air or view by any structure which may be now or hereafter erected shall affect this Lease. This Lease shall create the relationship of landlord and tenant and shall be a usufruct, and not an estate for years.

SECTION  1.2.  CONDITION  OF  PREMISES.  Lessee  acknowledges  that  Lessee  has
               -----------------------
examined and inspected the Premises and is fully familiar with the physical condition, state of repair, expenses for operating the Premises, use or operation of the Premises and any other facts or matters relating to Lessee's decision to enter into this Lease. Neither Lessor nor any of Lessor's agents or other representatives have made any representations or warranties as to any facts or matters relating to the Premises except as expressly provided in this Section. Lessee hereby expressly acknowledges and represents that no such representations or warranties have been made, and Lessee further acknowledges and represents that based upon its examination and inspection of the Premises, Lessee agrees to accept the Premises "as-is" in the present condition, subject to ordinary wear and tear and natural deterioration from and after the Date of this Lease.

SECTION  1.3.  USE  OF  PREMISES.  Lessee acknowledges and agrees that Lessee is
               -----------------
entering into this Lease for the purpose of Lessee or one or more of its subsidiaries conducting the below-described business on the Premises and for no other purposes without the prior written consent of Lessor which shall not be unreasonably withheld or delayed. Lessor shall have no liability or responsibility if for any reason the Lessee is prevented from using the Premises, in whole or in part, for the purposes set forth below, which purposes Lessor represents and warrants are in compliance with all applicable zoning laws. Subject to the foregoing, the business to be operated by Lessee on the Premises is as follows: storage, maintenance, repair, lease, sale or other disposition of motor vehicle tractors and trailers together with all other activities and operations arising out of or related thereto.

                                   ARTICLE II

                                      TERM
                                      ----

SECTION  2.1.  TERM.  Lessee  takes and accepts the Premises from Lessor to have
               ----
and to hold the same for the term described below ("Lease Term"). The Lease Term and the payment of rent hereunder shall commence at 12:00 midnight, E.T. on February 1, 1999 ("Commencement Date"). The Lease Term shall terminate at 12:00 midnight E.T. on January 31, 2004 ("Expiration Date"), unless sooner terminated as herein provided. Lessee shall have the right to enter the Premises as of the Date of this Lease and shall be entitled to use and possession of the Premises without any obligation to pay rent for occupancy of the Premises from the Date of this Lease until the Commencement Date. This Lease shall be effective as of the Date of this Lease, and Lessor and Lessee shall be governed by, and perform in accordance with, the terms and conditions contained in this Lease, including, without limitation, with respect to insurance, utility charges and repair and maintenance of the Premises.

SECTION  2.2.  OPTIONAL  TERM.  Lessor  hereby  grants  to  Lessee the right, at
               --------------
Lessee's  sole  option,  to extend the term of this Lease for an additional five
(5) year period from and after the Expiration Date ("Optional Term") on the same terms and conditions as set forth in this Lease, except as herein expressly provided to the contrary. During the Optional Term, the annual rent shall be One Hundred Twenty Thousand and No/100 Dollars ($120,000.00) ("Optional Term
Base Rental"). The Optional Term Base Rental during each twelve (12) month period of the Optional Term shall be paid in equal monthly installments of Ten Thousand and No/100 Dollars ($10,000.00) with the first installment being due on the first day of the first month of the Optional Term and on the first day of each successive month thereafter during the Optional Term. Lessee shall, if Lessee desires to exercise such option rights, exercise Lessee's option rights granted hereunder on or before ninety (90) days prior to the Expiration Date of this Lease. If Lessee fails to exercise the option within ninety (90) days prior to the Expiration Date, Lessor, at Lessor's option, may terminate Lessee's option rights under this Lease.

SECTION  2.3.  REMOVAL OF LESSEE'S PERSONAL PROPERTY.  Before the termination or
               -------------------------------------
expiration of this Lease, Lessee shall remove from the Premises all Lessee's personal property which this Lease allows Lessee to remove and shall peaceably surrender the Premises and the keys thereto to Lessor in the same condition as at the beginning of the Lease Term, subject to alterations and additions subsequently made by Lessee pursuant to the terms of this Lease and subject to ordinary wear and tear and natural deterioration. Personal property which Lessee fails to remove from the Premises before the termination of this Lease shall be considered as abandoned by Lessee and may be disposed of by Lessor in any manner whatsoever without accounting to Lessee for such property or being liable in any way to Lessee for such disposition.

SECTION  2.4.  HOLDING  OVER.  In  no  event  shall there be any renewal of this
               -------------
Lease by operation of law, and if Lessee remains in possession of the Premises after the termination of this Lease and without a new Lease executed by Lessor and Lessee, Lessee shall be deemed to be occupying the Premises as a tenant at sufferance and agrees to pay Lessor an amount equal to one hundred fifty percent (150%) of the Base Rental and additional rent provided for in this Lease and shall otherwise be subject to all the terms and conditions of this Lease insofar as the same are applicable to a month-to-month tenancy.

SECTION  2.5.  PURCHASE  OPTION.  Lessor  hereby  grants  to Lessee an option to
               ----------------
purchase the Premises ("Purchase Option") at any time during the six (6) month period from and after the Date of this Lease through and including July 31, 1999 ("Purchase Option Period") for a purchase price equal to the sum of (i) Three Hundred Thousand Dollars ($300,000), plus (ii) the total of the three (3) existing mortgage loans secured by the Premises, but which mortgage loans shall not exceed Six Hundred Fifty Thousand Dollars ($650,000) in the aggregate. In the event that the Lessee exercises the Purchase Option prior to the expiration of the Purchase Option Period, Lessor and Lessee shall enter into a real estate purchase and sale agreement ("Sale Agreement") containing mutually agreeable terms and conditions (subject to the purchase price being in an amount as hereinabove provided), and the closing date shall be within sixty (60) days following the date on which the Purchase Option was exercised by Lessee. The Sale Agreement shall provide that the title shall be satisfactory to Lessee in Lessee's sole discretion. The Sale Agreement shall also provide closing conditions which are usual and customary in the State of Georgia. In the event that Lessee does not exercise the Purchase Option, and/or does not consummate the purchase of the Premises after exercising the Purchase Option for reasons other than any breach or failure to satisfy one or more closing conditions by Lessor, then Lessee shall cause to be delivered to each Lessor one-half (1/2) of the Contingent Shares (as defined in Section 4.6 of the Stock Purchase Agreement dated as of December 31, 1998 between Lessor and Lessee). The Contingent Shares shall be delivered to each Lessor, if due, within thirty (30) days after the expiration of the Purchase Option Period, or more than thirty (30) days after the failure of Lessee to consummate the purchase of the Premises within the required time period after Lessee has exercised the Purchase Option, as the case may be.

                                   ARTICLE III

                                      RENT
                                      ----

SECTION  3.1.  BASE  RENTAL.  Lessee  shall  pay  to Lessor annual rental ("Base
               ------------
Rental") for the Premises in the amount of One Hundred Two Thousand Dollars ($102,000.00) which is due and payable in equal monthly installments of Eight Thousand Five Hundred Dollars ($8,500.00) on the first day of each and every calendar month during the Lease Term commencing on February 1, 1999 and continuing on the first calendar day of each month thereafter until January 1, 2004 on which the final monthly installment of Base Rental for the Lease Term shall be due and payable.

SECTION  3.2.  RENT  AND  OTHER  PAYMENTS.  Lessee  shall pay to Lessor all Base
               --------------------------
Rental and all other charges due and owing by Lessee under this Lease without deduction or set off, in legal tender, and at Lessor's address stated in the Lease or as otherwise directed from time to time by written notice from Lessor. All installments of rent and all other charges due and owing by Lessee under this Lease not paid when due shall bear interest at twelve percent (12%) per annum. Lessee shall pay all sales or other taxes (but not including income taxes or taxes of a similar nature hereinafter charged to Lessor) levied or assessed against any rent payment due under this Lease simultaneously with each required rent payment.

                                   ARTICLE IV

             REPAIR AND MAINTENANCE OF PREMISES; UTILITIES; SIGNAGE
             ------------------------------------------------------

SECTION 4.1.  MAINTENANCE AND REPAIRS BY LESSEE.  Lessee accepts the Premises in
              ---------------------------------
"as is, where is" condition without representation or warranty of any kind whatsoever, including, without limitation, any warranty of habitability or of fitness for an intended purpose, except with respect to electrical, plumbing, HVAC and other systems and equipment located in or on the Premises which systems and equipment shall be in working order as of the Date of this Lease and for a thirty (30) day period thereafter. Lessor shall not have any responsibility for maintenance or repairs of such systems and equipment following the expiration of such thirty (30) day period. From and after the expiration of thirty (30) days following the Date of this Lease, Lessee shall at its own expense keep the Premises, including, without limitation, all electrical, plumbing, HVAC and other systems and equipment located in or on the Premises, in good repair and tenantable condition and indemnify Lessor against any loss, damage, or expense arising by reason of any failure of Lessee so to keep the Premises in good repair, maintenance and tenantable condition or due to any act or neglect of Lessee, its agents, employees, contractors, invitees, licensees or permitted assignees or sublessees. Lessee further agrees to maintain and care for the grounds of the Premises, including mowing of grass, care of shrubs and general landscaping. Lessee agrees to return the Premises to Lessor at the expiration or termination of this Lease in as good of condition and repair as when first received, normal wear and tear excepted. Notwithstanding anything to the contrary set forth herein, upon reasonable notice from Lessee, Lessor shall be responsible for maintaining and repairing the roof, the exterior walls and the foundation of the Premises at Lessor's cost and expense, and shall indemnify Lessee against any loss, damage or expense arising from Lessor's failure to so maintain such portions of the Premises. If Lessee fails to perform, or cause to be performed, such maintenance and repairs, then at the option of Lessor, in its sole discretion and without any obligation to do so, any such maintenance or repair may be performed or caused to be performed by Lessor and the cost and expense thereof charged to Lessee, and Lessee shall pay the amount thereof to Lessor on demand as additional rent.

SECTION  4.2.  ALTERATIONS  AND  IMPROVEMENTS  BY LESSEE.  Lessee shall have the
               -----------------------------------------
right to make cosmetic and non-structural tenant improvements to the Premises. Otherwise, Lessee shall make no alterations or additions of any kind in or to the Premises without first obtaining Lessor's written consent, which shall not be unreasonably withheld or delayed. All such work, including additions, fixtures, and tenant improvements (but excluding moveable office furniture and equipment and other personal property of Lessee) made or placed in or upon the Premises by Lessee shall be at Lessee's sole cost and expense and shall be and become Lessor's property at the termination of this Lease, by lapse of time or otherwise, all without compensation or payment to Lessee, and shall remain upon and in the Premises; but said property shall be and remain the Lessee's property during the Lease Term. Any tenant improvement or alteration shall be performed in a good and workmanlike manner and shall comply with any and all governmental building, zoning, sign and other applicable ordinances and regulations. Lessee shall indemnify and hold harmless Lessor for any violation of any governmental regulation related to such tenant improvement or alteration.

SECTION  4.3.  DISCHARGE  OF LIENS.  Lessee shall discharge of record by bond or
               -------------------
otherwise within ten (10) days following the date whereupon Lessee learns of the filing of any mechanic's or similar lien filed against the Premises for work or materials claimed to have been furnished at Lessee's instance to or for the benefit of Lessee and/or the Premises. If Lessee shall fail to cause such lien or claim of lien to be so discharged or bonded within such period, in addition to any other right or remedy it may have, Lessor may, but shall not be obligated to, discharge the same by paying the amount claimed to be due or by procuring the discharge of such lien or claim by deposit in court or bonding, and, in any such event, Lessor shall be entitled, if Lessor so elects, to compel the prosecution of any action for the foreclosure of such lien or claim by the lien or claimant and to pay the amount of the judgment, if any, in favor of the lien or, with interest, costs and allowances. Lessee shall pay as additional rent, on demand from time to time, any sum or sums so paid by Lessor and all costs and expenses incurred by Lessor, including, but not limited to, attorneys' fees and expenses in prosecuting such discharge or in defending any such action. Notwithstanding the foregoing, Lessee shall be entitled to dispute any such liens against the Premises so long as Lessee secures it obligations by posting a security bond or other security reasonably acceptable to Lessor.

SECTION  4.4.  REPORTS OF DEFECTS.  Lessee shall report to Lessor in writing any
               ------------------
damage to or defective condition in or about the Premises known to Lessee as soon as reasonably possible after Lessee obtains actual knowledge thereof.

SECTION  4.5.  SERVICES  AND  UTILITIES.  Lessee  shall  pay for all water, gas,
               ------------------------
electricity, fuel and other utilities consumed or used by Lessee on or in connection with the Premises and shall be responsible for making all security deposits required in order to obtain such utilities. Lessee shall also be responsible for providing all cleaning and janitorial service and all other services necessary or helpful to use or occupy the Premises. Lessee agrees that Lessor shall have no obligation to provide or pay for any such utilities or any such services.

SECTION  4.6.  SIGNAGE.  From  and after the Date of this Lease, Lessee shall be
               -------
entitled to use all signage located on the Premises for the advertisement of Lessee's business operated on the Premises. Lessee shall be obligated to pay all costs and expenses in connection with use of the signage, including, without limitation, all costs and expenses for maintenance and repairs to such signage.

                                    ARTICLE V

                                     DAMAGE
                                     ------

SECTION  5.1.  DAMAGE  AND  DESTRUCTION.
               ------------------------

     (a) If the Premises are rendered partially or wholly unfit for occupancy by fire, the elements, acts of God or other casualty, and if such damage cannot, in Lessor's reasonable judgment, be materially restored within one hundred twenty (120) days after the date of such damage, then either Lessor or Lessee may terminate this Lease as of the date of such fire or other casualty, and the Lease Term shall end on such date as if that date had been originally fixed in this Lease for the expiration of the Lease Term. Lessor shall indicate whether the Premises may be materially restored by written notice to Lessee within thirty (30) days of such fire or other casualty. If Lessor determines the Premises may be materially restored, neither party shall have the right to terminate this Lease. If Lessor fails to give such notice with respect to whether the Premises may be materially restored or if Lessor's notice indicates that the Premises may not be so materially restored, either party shall have the right to terminate this Lease as provided in this Section; provided, however, this right to terminate shall cease if not exercised within sixty (60) days of the date of such damage. For purposes hereof, the Premises shall be deemed "materially restored" if they are in such condition as would not prevent or materially interfere with Lessee's use of the Premises for the purpose for which it was being used at the time of such fire or other casualty.

     (b) If this Lease is not terminated pursuant to subparagraph (a) above, Lessor shall proceed with all due diligence to repair and restore the Premises (except that Lessor may elect not to rebuild, and thus terminate this Lease, if such damage occurs during the last year of the Lease Term exclusive of any option which is unexercised at the date of such damage). In the event that Lessor shall fail to complete such repairs and material restoration within one hundred twenty (120) days after the date of such damage, Lessee may, at its option and as its sole remedy, terminate this Lease by delivering written notice to Lessor, whereupon the Lease shall end on the date of such notice as if the date of such notice were the Expiration Date hereunder; provided, however, that if construction is delayed because of changes, deletions, or additions in construction requested by Lessee, or because of strikes, lockouts, casualties, acts of God, war, material or labor shortages, governmental regulation or control, or other causes beyond the reasonable control of Lessor, the period for restoration, repair, or rebuilding shall be extended for the amount of time Lessor is so delayed; provided further, however, that such construction shall be completed in any event within one hundred eighty (180) days after the date of such damage. In no event shall Lessor be required to rebuild, repair, or replace any part of the partitions, fixtures, additions, or other property and improvements which may have been placed in or about the Premises by Lessee.

     (c) In the event of any damage or destruction to the Premises and if the Premises is unfit for occupancy in whole or in part following such damage, the rent otherwise payable during the period in which the Premises is unfit for occupancy shall abate in proportion to the number of square feet of Rentable Area of the heated improvements located on the Premises rendered unusable by such damage; provided, however, that no such abatement shall be made hereunder if such damage or destruction was caused by or through the act or neglect of Lessee, its officers, directors, partners, agents, employees, independent contractors, invitees, licensees or permitted assignees.

     (d) In the event of any damage or destruction to the Premises, Lessee shall, upon notice from Lessor, remove forthwith, at its sole cost and expense, such all or part of the property belonging to Lessee (other than partitions, fixtures, additions, and similar improvements) from such portion or all of the Premises as Lessor shall request, and Lessee hereby indemnifies and holds Lessor harmless from any loss, liability, costs, and expenses, including attorneys' fees and expenses, arising out of any claim of damage or injury as a result of any alleged failure properly to secure the Premises prior to such removal.

     (e) Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage, deed to secure debt or other security instrument covering the Premises requires that any insurance proceeds be paid to it, then Lessor shall have the right to terminate this Lease by giving written notice to Lessee after written notice of such requirement is received by Lessor, whereupon the Lease shall end on the date of such damage as if the date of such damage was the Expiration Date hereunder.

     (f) If any such casualty stated in this Section occurs, Lessor shall not be liable to Lessee for inconvenience, annoyance, loss of profits, expenses, or for any repair, modification, arranging, or rearranging of any portion of the Premises or any part or all of the Premises or for termination of this Lease as provided hereunder. In addition, if any such casualty stated in this Section occurs, Lessor shall not be liable to Lessee for any personal or other property of Lessee located, or anyone claiming through Lessee, on the Premises at the time of such casualty.

     (g) Notwithstanding anything contained in this Lease to the contrary, if the insurance proceeds paid in connection with such damage or destruction to the Premises are insufficient, in Lessor's sole discretion, to pay for the repair and restoration of the Premises, Lessor shall be entitled to terminate this Lease as of the date of such fire or other casualty, and the Lease Term shall end on such date as if that date had been originally fixed in this Lease for the expiration of the Lease Term.

                                   ARTICLE VI

                                  CONDEMNATION
                                  ------------

SECTION  6.1.  CONDEMNATION.  If  all  or  any  substantial part of the Premises
               ------------
should be taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and the taking would prevent or materially and adversely interfere with the use of the Premises for the purpose for which it is leased to Lessee, this Lease shall terminate effective when the physical taking shall occur in the same manner as if the date of such taking were the Expiration Date hereunder. If part of the Premises is taken for any public or quasi-public use under any governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this Lease is not terminated as provided hereinabove, this Lease shall not terminate but the rent payable hereunder during the unexpired portion of this Lease shall be reduced to such extent, if any, as may be fair and reasonable under all of the circumstances, and Lessor shall undertake to restore the Premises to a condition suitable for Lessee's use, as near to the condition thereof immediately prior to such taking as is reasonably feasible under all the circumstances. Notwithstanding the foregoing, if the cost to restore the Premises to a condition suitable for Lessee's use as aforesaid will, in Lessor's sole discretion, exceed the condemnation award or payment, Lessor shall be entitled to terminate this Lease as of the date of such condemnation, and the Lease Term shall end on such date as if that date had been originally fixed in this Lease for the expiration of the Lease Term.

SECTION  6.2.  CONDEMNATION  AWARD.  Lessee  shall not share in any condemnation
               -------------------
award or payment in lieu thereof or in any award for damages resulting from any grade change of adjacent streets, the same being hereby assigned to Lessor by Lessee; provided, however, that Lessee may separately claim and receive from the condemning authority, if legally payable, compensation for Lessee's removal and relocation costs, any fixtures or property of Lessee taken and for Lessee's loss of business and/or business interruption.

                                   ARTICLE VII

                        LESSOR'S RIGHT TO ENTER PREMISES
                        --------------------------------

SECTION  7.1.  ACCESS.  Lessor  and  its  officers,  agents,  employees  and
               ------
contractors shall have the right to enter the Premises at such times as Lessor deems reasonably necessary to inspect the Premises to make repairs, additions, alterations, and improvements to the Premises for which Lessor is responsible under this Lease. Lessor shall also be allowed to take into and through the Premises any and all needed materials that may be required to make such repairs, additions, alterations, and improvements. During such time as work is being carried on in or about the Premises, provided such work is carried out in a manner so as not to interfere unreasonably with the conduct of Lessee's business therein, the rent provided herein shall not abate, and Lessee waives any claim and cause of action against Lessor for damages by reason of loss or interruption to Lessee's business and profits therefrom because of the prosecution of any such work or any part thereof. In addition, Lessor and its officers, agents, employees, and contractors shall have the right to enter the Premises during normal business hours, upon reasonable advance notice, without undue interference with the conduct of Lessee's business therein, to inspect and examine the Premises and to exhibit the Premises to prospective purchasers or tenants. In the event of emergency, or if otherwise necessary to prevent injury to persons or damage to property, such entry to the Premises may be made by force without any liability whatsoever on the part of Lessor for damage resulting from such forcible entry.

                                  ARTICLE VIII

                  INSURANCE; LIABILITY; INDEMNIFICATION; TAXES
                  --------------------------------------------

SECTION  8.1.  INSURANCE.  During  the  Lease  Term,  Lessee  shall purchase and
               ---------
maintain, at Lessee's cost and expense, fire and extended coverage insurance insuring the interest of Lessor and any lenders or mortgagees of the Premises together with any and all furniture, fixtures, equipment, supplies and other property owned, leased, held or possessed by Lessor and contained therein, such insurance coverage to be in an amount equal to the full replacement cost of the interests of Lessor and any such lenders and mortgagees. From and after the Date of this Lease and during the Lease Term, Lessee shall purchase and maintain, at Lessee's cost and expense, fire and extended coverage insurance insuring Lessee's interest in its improvements to the Premises and any and all furniture, fixtures, equipment, supplies and other property owned, leased, held or possessed by it and contained therein, such insurance coverage to be in an amount equal to the full replacement cost of Lessee's said interest. Lessee shall provide to Lessor the policy or a certified copy thereof which insures such interest. All insurance coverages required to be obtained by Lessee shall be obtained from insurers approved by Lessor, such approval not to be unreasonably withheld or delayed.

SECTION  8.2.  WAIVER  OF  SUBROGATION.  Lessee  shall  cause  each  liability
               -----------------------
insurance policy together with each insurance policy carried by Lessee insuring the Premises as well as the contents thereof against loss by fire or any other casualty, to be written in such a manner as to provide that the insurer waives all right of recovery by way of subrogation against Lessor in connection with any loss or damage covered by the policy.

SECTION  8.3.  INDEMNITY  OF  LESSOR.  Lessee  indemnifies and shall hold Lessor
               ---------------------
harmless from and defend Lessor against any and all claims, demands, loss, liability, damages, costs and expenses, including, without limitation, attorneys' fees and expenses, for any personal injury or deal to any person and for damage to any property whatsoever, arising out of or relating to this Lease or the use or occupancy of the Premises, except for any of the foregoing arising from Lessor's willful misconduct or negligence.

SECTION  8.4.  LIABILITY  OF LESSOR.  Lessor shall not be liable to Lessee or to
               --------------------
any person, firm, corporation or other business association claiming by, through or under Lessee for failure to furnish or for delay in furnishing any service provided for in this Lease, and no such failure or delay by Lessor shall be an actual or constructive eviction of Lessee; nor, except as expressly provided herein, shall any such failure or delay operate to relieve Lessee from the prompt and punctual performance of each and all of the covenants to be performed herein by Lessee; nor for any latent defects in the Premises; nor for defects in the cooling, heating, electric, water, elevator or other apparatus or systems or for water discharged from sprinkler systems, if any, on the Premises; nor for the theft, mysterious disappearance or loss of any property of Lessee from the Premises.

SECTION  8.5.  LIMITATION OF LIABILITY.  Lessor's obligations and liability with
               -----------------------
respect to this Lease shall be limited solely to Lessor's interest in the Premises, as such interest is constituted from time to time, and neither Lessor nor any officer, director or shareholder shall have any personal liability whatsoever with respect to this Lease.

SECTION  8.6.  TAXES.  Lessee  shall  pay  to  Lessor all real estate ad valorem
               -----
property and other taxes levied or assessed against the Premises which become due during the Lease Term, and any extension thereof. In addition, Lessee shall pay all taxes becoming due with respect to the conduct by Lessee of its business on the Premises, to any personal property owned by Lessee or otherwise owed by Lessee.

                                   ARTICLE IX

                        LAWS, ORDINANCES AND REQUIREMENTS
                        ---------------------------------

SECTION  9.1.  COMPLIANCE  WITH  LAWS.  Lessee shall comply, at its own expense,
               ----------------------
with all statutes, regulations, rules, ordinances, and orders of any governmental body, department, or agency thereof which apply to or result from Lessee's use or occupancy of the Premises.

SECTION  9.2.  BUILDING ALTERATIONS.  If any governmental authority requires all
               --------------------
or any part of the Premises to be repaired, altered, removed, constructed, reconstructed or improved and Lessor, rather than Lessee, has the obligation under this Lease to perform such required work, Lessee's obligations under this Lease will not be affected, and Lessee waives all claims for injury, damage or abatement of rent because of such repair, alteration, removal, construction, reconstruction, or improvement, or lack thereof; provided, however, that if such action by Lessor shall render the Premises partially or wholly unfit for occupancy and if, in Lessor's reasonable estimation, it cannot complete such acts within one hundred twenty (120) days, then at the option of Lessor to be exercised by giving written notice to Lessee within sixty (60) days following the date of notice to Lessor by such governmental authority, this Lease shall terminate on the date of such election, and Lessee shall promptly surrender the Premises to Lessor. If Lessor shall elect not to terminate this Lease as provided above, Lessor and Lessee shall have the same respective rights and obligations as provided above in Section 5.1, and the provisions of Section 5.1(g) shall apply regardless of whether or not Lessor elects to terminate this Lease.

                                    ARTICLE X

                            ASSIGNMENT AND SUBLETTING
                            -------------------------

SECTION  10.1.  ASSIGNMENT  AND  SUBLETTING.
                ---------------------------

     (a) Lessee shall not (i) assign, convey, mortgage, pledge, encumber, or otherwise transfer (whether voluntarily, by operation of law or otherwise) this Lease or any interest under it; (ii) allow any lien to attach to the Premises, to the Lease or any interest therein; or (iii) sublet the Premises or any part thereof; or (iv) permit the use or occupancy of the Premises or any part thereof by anyone other than Lessee or any subsidiaries of Lessee, without Lessor's prior written consent which shall not be unreasonably withheld or delayed. Any attempt to consummate any of the foregoing without Lessor's prior written consent shall be void.

     (b) Lessee agrees to pay to Lessor, on demand, reasonable legal costs and credit reference costs actually paid to third parties by Lessor in connection with any request by Lessee for Lessor to consent to any assignment or subletting by Lessee.

     (c) Any transfer after the date hereof, whether to one or more persons or entities and whether at one or more different times, of a controlling interest in Lessee (regardless whether Lessee is a corporation, partnership or other entity), whether voluntarily, by operation of law or otherwise, shall be deemed an assignment of this Lease within the meaning of this Section.

SECTION  10.2.  RENT  COLLECTION.  If  with  the prior written consent of Lessor
                ----------------
this Lease is assigned or the Premises or any part thereof is sublet or occupied by anybody other than Lessee, Lessor may, after default by Lessee, collect rent directly from the assignee, subtenant or occupant and apply the net amount collected to the Base Rental and additional rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed: (i) a waiver of any of Lessee's covenants contained in this Lease; (ii) the acceptance by Lessor of the assignee, subtenant or occupant as Lessee; or (iii) a release of Lessee from performance by Lessee of its covenants under this Lease.

SECTION  10.3.  LEASE  OBLIGATIONS  OF  ASSIGNEE  OR SUB-LESSEE.  Each assignee,
                -----------------------------------------------
sub-lessee or other transferee approved by Lessor shall assume and shall be deemed to have assumed this Lease and shall remain jointly and severally liable with Lessee for the payment of all rent provided under any assignment or sublease and for the due performance during the term of this Lease of all terms and conditions contained in this Lease applicable to Lessee (except relating to the amount of rent under the assignment or sublease which shall be governed by this said assignment or sublease). Lessee agrees that Lessee shall not assign or sublease any part of the Premises unless pursuant to a written assignment or sublease in a form mutually agreeable to Lessor and Lessee.

                                   ARTICLE XI

                                     DEFAULT
                                     -------

SECTION  11.1.  DEFAULT  AND  REMEDIES.
                ----------------------

     (a) The occurrence of any of the following shall constitute events of default:

          (i) The rent (including any additional rent) and any other sum of money payable under this Lease is not paid when due and such failure continues for a period of twenty (20) days after the date such sum is due;

          (ii) The Premises are deserted or vacated even though the Lessee continues to pay the stipulated monthly rent;

          (iii) Lessee's interest in the Lease or the Premises shall be subjected to any attachment, levy or sale pursuant to any order or decree entered against Lessee in any legal proceeding and such order or decree shall not be vacated within fifteen (15) days of entry thereof, provided that Lessee shall be entitled to dispute any such attachment, levy or sale so long as Lessee provides Lessor with a security bond or other security reasonably acceptable to Lessor; or

          (iv) Lessee breaches or fails to comply with any term, provisions, condition or covenant of this Lease (other than the payment of rent).

     (b) Upon the occurrence of an event of default and if the event of default described above in subparagraph (a) is not cured after written notice from Lessor of such default (i) within ten (10) days after written notice is given if the action required by Lessee involves the payment of money or (ii) within thirty (30) days after written notice is given if the action required by Lessee is other than the payment of money, Lessor shall have the option to do and perform any one or more of the following in addition to, and not in limitation of, any other remedy or right permitted it by law or in equity or by this Lease:

          (i) Lessor, with or without terminating this Lease, may immediately or at any time thereafter reenter the Premises and correct or repair any condition which shall constitute a failure on Lessee's part to keep, observe, perform, satisfy or abide by any term, condition, covenant, agreement or obligation of this Lease or of any notice given Lessee by Lessor pursuant to the terms of this Lease, and Lessee shall fully reimburse and compensate Lessor for reasonable expenses on demand.

          (ii) Lessor, with or without terminating this Lease, may immediately demand in writing that Lessee vacate the Premises and thereupon Lessee shall vacate the Premises and remove therefrom all property thereon belonging to or placed on the Premises by, at the direction of or with consent of Lessee within ten (10) days of receipt by Lessee of such notice from Lessor, whereupon Lessor shall have the right to reenter and take possession of the Premises. Any such demand, reentry and taking possession of the Premises by Lessor shall not of itself constitute an acceptance by Lessor of a surrender of this Lease or of the Premises by Lessee and shall not of itself constitute a termination of this Lease by Lessor.

          (iii) Lessor, with or without terminating this Lease, may immediately or at any time thereafter reenter the Premises and remove therefrom Lessee and all property belonging to or placed on the Premises by, at the direction of or with consent of Lessee. Any such reentry and removal by Lessor shall not of itself constitute an acceptance by Lessor of a surrender of this Lease or of the Premises by Lessee and shall not of itself constitute a termination of this Lease by Lessor.

          (iv) Lessor, with or without terminating this Lease, may immediately or at any time thereafter relet the Premises or any part thereof for such time or times, at such rental or rentals and upon such other terms, provisions and conditions as Lessor in its sole discretion may deem advisable. Lessor may make any alterations or repairs to the Premises which it may deem necessary or proper to facilitate such reletting, and Lessee shall pay all reasonable costs of such reletting, not to exceed the total aggregate rent due for the remainder of the Lease Term, including, but not limited to, the cost of any such alterations and repairs to the Premises, attorney's fees and brokerage commissions. If this Lease shall not have been terminated, Lessee shall continue to pay all rent and all other charges due under this Lease up to and including the date of beginning of payment of rent by any subsequent tenant of part or all of the Premises, and thereafter Lessee shall pay monthly during the remainder of the term of this Lease the difference, if any, between the rent and other charges collected from any such subsequent tenant or tenants and the rent and other charges reserved in this Lease, but Lessee shall not be entitled to receive any excess of any such rents collected from such subsequent tenant or tenants over the rents reserved herein.

          (v) Lessor may immediately, or at any time thereafter, terminate this Lease, and this Lease shall be deemed to have been terminated upon receipt by Lessee of written notice of such termination. Upon such termination, Lessor shall recover from Lessee all reasonable damages Lessor may suffer by reason of such termination including, without limitation: unamortized sums expended by Lessor for construction of Finish Work; all arrearages in rentals, costs, charges, additional rentals and reimbursements; the cost (including court costs and attorney's fees) of recovering possession of the Premises; and the cost of any  alteration  of  or  repair  to  the  Premises
which is necessary or proper to prepare the same for reletting. In addition thereto, Lessor shall have and recover from Lessee an amount equal to the excess, if any, of the total amount of all rents and other charges to be paid by Lessee for the remainder of the term of this Lease over the then reasonable rental value of the Premises for the remainder of the term of this Lease which amount shall be discounted to present value.

     (c) If Lessor reenters the Premises or terminates this Lease pursuant to any of the provisions of this Lease, Lessee hereby waives all claims for damages which may be caused by such reentry or termination by Lessor. Lessee shall and does hereby indemnify and hold Lessor harmless from any loss, costs (including court costs and attorney's fees) or damages suffered by Lessor by reason of such reentry or termination. No such reentry or termination shall be considered or construed to be a forcible entry.

     (d) No course of dealing between Lessor and Lessee or any failure or delay on the part of Lessor in exercising any rights of Lessor under this Section or under any other provisions of this Lease shall operate as a waiver of any rights of Lessor hereunder or under any other provisions of this Lease, nor shall any waiver of a default on one occasion operate as a waiver of any subsequent default or of any other default. No express waiver shall affect any condition, covenant, rule or regulation other than the one specified in such waiver and that one only for the time and in the manner specifically stated.

     (e) The exercise by Lessor of any one or more of the rights and remedies provided in this Lease shall not prevent the subsequent exercise by Lessor of any one or more of the other rights and remedies herein provided. All remedies provided for in this Lease are cumulative and may, at the election of Lessor, be exercised alternatively, successively or in any other manner and are in addition to any other rights provided for or allowed by law or in equity.

SECTION  11.2.  LATE  PAYMENTS.  Lessee shall pay, as a late charge in the event
                --------------
any installment of rent, additional rent or other charge to be paid by Lessee hereunder is not paid within ten (10) days of the date when due, the greater of $100.00 or an amount equal to five percent (5%) of the amount due. Should Lessee make a partial payment of past due amounts, the amount of such partial payment shall be applied first to reduce all accrued and unpaid late charges, beginning with the late charge which is most past due, and then to reduce all other past due amounts, beginning with the amount which is most past due.

SECTION  11.3.  ATTORNEY'S  FEES.  If  any rent or other debt owing by Lessee to
                ----------------
Lessor hereunder is collected by or through an attorney-at-law, Lessee agrees to pay an additional amount equal to the attorneys' fees and expenses reasonably and actually incurred by Lessor in collecting such rent or other debt owing by Lessee to Lessor.

SECTION  11.4.  WAIVER  OF  HOMESTEAD.  Lessee  hereby  waives and renounces all
                ---------------------
homestead or exemption rights which Lessee may have under or by virtue of the Constitution and laws of the United States, the State of Georgia and any other State as against any debt or sum Lessee may owe Lessor under this Lease and hereby transfers, conveys and assigns to Lessor all homestead or exemption rights which may be allowed or set apart to Lessee, including such as may be set apart in any bankruptcy proceeding, to pay any debt or sum owing by Lessee to Lessor hereunder.

                                   ARTICLE XII

                            INSOLVENCY OR BANKRUPTCY
                            ------------------------

SECTION 12.1. The appointment of a receiver to take possession of all or substantially all of the assets of Lessee or an assignment of Lessee for the benefit of creditors, or any action taken or suffered by Lessee under any insolvency, bankruptcy or reorganization act shall, at Lessor's option, constitute a material breach of this Lease by Lessee. Upon the happening of any such event or at any time thereafter, this Lease shall terminate five (5) days after written notice of termination from Lessor to Lessee. In no event shall this Lease be assigned or assignable by operation of law or by voluntary or involuntary bankruptcy proceedings or otherwise and in no event shall this Lease or any rights or privileges hereunder be an asset of Lessee under any bankruptcy, insolvency or reorganization proceedings.

                                  ARTICLE XIII

                               NO WAIVER OF RIGHTS
                               -------------------

SECTION 13.1. No failure or delay of Lessor or Lessee to exercise any right or power given it herein or to insist upon strict compliance by the other party with any obligation imposed on it herein and no custom or practice of either party hereto at variance with any term hereof shall constitute a waiver or a modification of the terms hereof by Lessor or Lessee or any right it has herein to demand strict compliance with the terms hereof by the other party. No person has or shall have any authority to waive any provision of this Lease unless such waiver is expressly made in writing and signed by the waiving party or by an authorized officer or agent of the waiving party.

                                   ARTICLE XIV

                              BROKER AND COMMISSION
                              ---------------------

SECTION 14.1. All negotiations relating to the procurement of this Lease and of the Premises have been carried on by and between Lessor and Lessee without the intervention of any broker, agent or other intermediary. Lessor and Lessee each represent and warrant to the other that there are and there will be no broker's, agent's or other intermediary's fees or commissions payable as a result of this transaction, and that they have not dealt with any broker, agent or other intermediary who might, because of such dealings, have a claim for a fee, commission or other compensation. Lessor hereby agrees to indemnify, hold harmless, defend and protect Lessee from and against any and all claims, demands, damages, lawsuits and costs incurred because of claims for commissions, compensation, expense or charge of whatever nature by any broker, agent or other intermediary, based upon any dealing with Lessor. Lessee hereby agrees to indemnify, hold harmless, defend and protect Lessor from and against any and all claims, demands, damages, lawsuits and costs incurred because of claims for commissions, compensation, expense or charge of whatever nature by any broker, agent or other intermediary based upon any dealing with Lessee.

                                   ARTICLE XV

                              ADDRESSES AND NOTICES
                              ---------------------

SECTION 15.1.   NOTICES.  All notices, requests, demands or other communications
                -------
required or permitted to be given hereunder shall be in writing and shall be addressed and delivered by hand or by certified mail, return receipt requested, or by commercial overnight courier, by hand delivery by reputable courier, to each party at the addresses set forth below. Any such notice, request, demand or other communication shall be considered given or delivered, as the case may be, on the date of receipt. Rejection or other refusal to accept or inability to deliver because of changed address of which proper notice was not given shall be deemed to be receipt of the notice, request, demand or other communication.
By giving prior written notice thereof, any party may from time to time and at any time change its address for notices hereunder. Legal counsel for the respective parties may send to the other party any notices, requests, demands or other communications required or permitted to be given hereunder by such party.

               Lessor's  Addresses  for  Notices:
               ---------------------------------

               M.  Rea  Brookings
               1285  Iris  Lake  Road
               McDonough,  Georgia  30252

               David  F.  Herring
               707  Lexington  Avenue
               Jonesboro,  Georgia  30236

               With  copy  to:
               --------------

               Frank  L.  Wilson,  III
               Wilson  Brock  &  Irby,  LLC
               Suite  700,  Overlook  I
               2849  Paces  Ferry  Road
               Atlanta,  GA  30339

               Lessee's  Address  for  Notices:
               -------------------------------

               Chancellor  Asset  Management,  Inc.
               c/o  Chancellor  Corporation
               210  South  Street,  10th  Floor
               Boston,  MA  02111
               Attention:  Peter  J.  Mullen,  Clerk

               With  copy  to:
               --------------

               Victor  J.  Paci,  Esq.
               Bingham  Dana,  LLP
               150  Federal  Street
               Boston,  MA  02110

                                   ARTICLE XVI

                                  SUBORDINATION
                                  -------------

SECTION  16.1.  SUBORDINATION.
                -------------

     (a) Except as provided in subsection (c) below with respect to mortgage subordination, this Lease and all rights of Lessee hereunder are and shall be subject and subordinate to the lien of each mortgage, deed to secure debt, deed of trust or other instrument in the nature thereof which may now affect Lessor's fee title to the Premises and to any other instrument encumbering the fee title of the Premises and to any modifications, renewals, consolidations, extensions or replacements thereof that this Lease shall not be terminated by any such holder of a security instrument or by operation of law.

     (b) In confirmation of the subordination pursuant to subsection (a), Lessee shall, upon demand and at any time or times, execute, acknowledge and deliver to Lessor or the holder of any such mortgage, deed to secure debt, deed of trust or other instrument, without expense, any and all instruments that may be requested by Lessor or such holder to evidence the subordination of this Lease and all rights hereunder to the lien of any such mortgage, deed to secure debt, deed of trust or other instrument, and each such renewal, modification, consolidation, replacement and extension thereof. If Lessee shall fail at any time, within ten (10) days following the giving of a written request therefor, to execute, acknowledge and deliver any such instrument, Lessor or such holder, in addition to any other remedies available to it in consequence thereof, may execute, acknowledge and deliver the same as the attorney-in-fact of Lessee and in Lessee's name, place and stead, and Lessee hereby irrevocably makes, constitutes and appoints Lessor or such holder, and their respective successors and assigns, such attorney-in-fact for that purpose.

     (c) Lessee shall, upon demand and at any time or times, execute, acknowledge and deliver to Lessor or to the holder of any mortgage, deed to secure debt, deed of trust or other instrument affecting or encumbering the fee title of the Premises, without expense, any and all instruments that may be necessary to make this Lease superior to the lien of any such mortgage, deed to secure debt, deed of trust or other instrument, and each renewal, modification, consolidation, replacement and extension thereof. If Lessee shall fail at any time, within ten (10) days following the giving of a written request therefor, to execute, acknowledge and deliver any such instrument, Lessor or such holder, in addition to any other remedies available to it in consequence thereof, may execute, acknowledge and deliver the same as the attorney-in-fact of Lessee and in Lessee's name, place and stead, and Lessee hereby irrevocably makes, constitutes and appoints Lessor or such holder, and their respective successors and assigns, such attorney-in-fact for that purpose.

SECTION  16.2.  ATTORNMENT.  If the holder of any mortgage, deed to secure debt,
                ----------
deed of trust or other instrument affecting or encumbering the fee title of the Premises shall hereafter succeed to the rights of Lessor under this Lease or the lessor under the Lease, whether through possession or foreclosure action or otherwise, Lessee shall, at the option of such holder, attorn to and recognize such successor as Lessee's landlord under this Lease and shall promptly execute and deliver any instrument that may be necessary to evidence such attornment. Lessee hereby irrevocably appoints Lessor or such holder the attorney-in-fact of Lessee to execute and deliver such instrument on behalf of Lessee should Lessee refuse and fail to do so within ten (10) days after Lessor or such holder shall have given notice to Lessee requesting the execution and delivery of such instrument. Upon such attornment, this Lease shall continue in full force and effect as a direct Lease between such successor landlord and Lessee, subject to all of the terms conditions of this Lease.

                                  ARTICLE XVII

                              ESTOPPEL CERTIFICATE
                              --------------------

SECTION 17.1. At any time and from time to time, Lessee, within fifteen (15) days after written request, shall execute, acknowledge and deliver to Lessor a certificate evidencing whether or not (i) this Lease is in full force and effect; (ii) this Lease has been modified or amended in any way; (iii) there are any existing defaults on the part of Lessor hereunder to the knowledge of Lessee and specifying the nature of such defaults, if any; (iv) the date to which rent, and other amounts due hereunder, if any, have been paid; and (v) any other information reasonably requested by Lessor for inclusion therein. Each certificate delivered pursuant to this Section may be relied upon by any prospective purchaser or transferee of Lessor's interest hereunder or of any part of Lessor's property or by any mortgagee of Lessor's interest hereunder or of any part of Lessor's property or by an assignee of any such mortgagee.

                                  ARTICLE XVIII

                            MISCELLANEOUS PROVISIONS
                            ------------------------

SECTION  18.1.  SEVERABILITY.  If during the term of this Lease or any extension
                ------------
hereof any clause or provision of this Lease is or becomes illegal, invalid or unenforceable because of present or future laws or any rule or regulation of any governmental body or entity, the intention of the parties hereto is that the remaining parts of this Lease shall not be affected thereby, unless such invalidity is, in the sole determination of Lessor, essential to the rights of both parties, in which event Lessor has the right to terminate this Lease on written notice to Lessee.

SECTION  18.2.  CAPTIONS.  All  captions,  headings,  articles,  sections,
                --------
subsections and other reference captions are solely for the purpose of facilitating reference to this Agreement and shall not supplement, limit or otherwise vary the text of this Lease in any respect. All references to particular sections, paragraphs and subparagraphs by number refer to the text of the section, paragraph and subparagraph so numbered in this Agreement.

SECTION  18.3.  SUCCESSORS AND ASSIGNS.  The words "Lessor" and "Lessee" as used
                ----------------------
herein shall include the respective contracting party, whether singular or plural, and whether an individual, masculine or feminine, or a partnership, joint venture, business association or corporation. The provisions of this Lease shall inure to the benefit of and be binding upon Lessor and Lessee and their respective successors, heirs, legal representatives and permitted assigns.

SECTION  18.4.  GEORGIA  LAW.  The laws of the State of Georgia shall govern the
                ------------
interpretation,  validity,  performance  and  enforcement  of  this  Lease.

SECTION  18.5.  TIME  OF  THE  ESSENCE.  Time  is  of the essence of this Lease;
                ----------------------
provided, however, that failure of Lessor to provide Lessee with any notification regarding charges provided for hereunder, within the time periods prescribed in this Lease, shall not relieve Lessee of its obligation to make such contributions. Unless specifically provided otherwise, all references to terms of days, months or years shall be construed as references to calendar days, calendar months or calendar years respectively.

SECTION  18.6.  COUNTERPARTS.  This  Lease  may  be  executed  in  any number of
                ------------
counterparts, each of which shall be deemed an original and any of which shall be deemed to be complete in itself and may be introduced into evidence or used for any purpose without the production of the other counterparts.

SECTION  18.7.  FORCE  MAJEURE.  Except  as otherwise expressly provided in this
                --------------
Lease Agreement, Lessor shall be excused for the period of any delay and shall not be deemed to be in default with respect to the performance of any of the terms conditions of this Lease when prevented from so doing by a cause or causes beyond Lessor's control, which shall include, without limitation, all labor disputes, governmental regulations or controls, fire or other casualty, inability to obtain any material or services, acts of God or any other cause not within the reasonable control of the Lessor.

SECTION  18.8.  AUTHORIZED SIGNATORY.  If Lessee signs as a corporation, each of
                --------------------
the persons (of which there must be at least two) executing this Lease on behalf of Lessee does hereby warrant and covenant that Lessee is a duly authorized and existing corporation, that Lessee has and is qualified to do business in Georgia, that the corporation has full right and authority to enter into this Lease, that each and both of the persons executing this Lease on behalf of the corporation are authorized to do so, and that such execution is fully binding on the corporation.

SECTION  18.9.  NO  RECORDATION OF LEASE.  This Lease is not in recordable form,
                ------------------------
and Lessee agrees not to record or permit the recording of this Lease; provided, however, that Lessee shall be entitled to record a Memorandum of Lease in a form approved by Lessor, such approval not to be unreasonably withheld or delayed.

SECTION  18.10.  ENTIRE  AGREEMENT.  This Lease supersedes all prior discussions
                 -----------------
and agreements between Lessor and Lessee with respect to the Lease of the Premises. This Lease contains the sole and entire understanding and agreement between Lessor and Lessee with respect to the Lease of the Premises, and all promises, inducements, offers, solicitations, agreements, representations and warranties heretofore made between the parties, if any, whether written or oral, are merged into this Lease and shall have no binding legal effect. This Lease shall not be modified or amended in any respect except by written instrument executed by or on behalf of Lessor and Lessee in the same manner as this Lease is executed.

SECTION  18.11.  EXHIBITS.  The  content  of  each  and  every  exhibit which is
                 --------
referenced in this Lease as being attached hereto is incorporated into this Lease as fully as if set forth in the body hereof.

[Remainder  of  Page  Intentionally  Blank/Signatures  on  Following  Page]

     IN WITNESS WHEREOF, the parties hereto have signed and sealed this Lease Agreement as of the Date of this Lease.


                              LESSOR:


                              /s/  M.  Rea  Brookings (SEAL)
                              ------------------------------
                              M.  REA  BROOKINGS


                              /s/  David  F.  Herring (SEAL)
                              ------------------------------
                              DAVID  F.  HERRING



                              LESSEE:CHANCELLOR ASSET
                              MANAGEMENT, INC., a
                              Delaware  corporation


                              By: /s/  Franklyn E. Churchill
                              ------------------------------
                              Title:   President
                              ------------------------------

                                           [CORPORATE  SEAL]

                                    EXHIBIT A
                                    ---------

                        (Legal Description for Premises)